UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 12, 2016
TOYOTA AUTO RECEIVABLES 2016-D OWNER TRUST
(Exact Name of Issuing Entity as specified in Charter)
TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Sponsor as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-205778 333-205778-04	95-4836519 38-7152138
(Commission File Number)	(IRS Employer Identification No.)
19851 S. Western Avenue NF10, Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 468-7333
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement.

On October 12, 2016, Toyota Auto Finance Receivables LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2016-D Owner Trust (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $341,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $320,800,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $111,200,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $334,000,000;  (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $111,750,000; and (vi) Class B Asset-Backed Notes in the aggregate original principal amount of $31,250,000 (collectively, the “Notes”).   This Current Report on Form 8-K is being filed to file copies of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement, Securities Account Control Agreement and Asset Representations Review Agreement (as listed below) executed in connection with the issuance of the Notes.
Item 9.01.                      Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1*	Underwriting Agreement, dated October 4, 2016, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and Mizuho Securities USA Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, dated as of October 12, 2016, between TAFR LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee.

4.2	Indenture, dated as of October 12, 2016, among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

4.3	Sale and Servicing Agreement, dated as of October 12, 2016, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, dated as of October 12, 2016, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, dated as of October 12, 2016, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, dated as of October 12, 2016, between TAFR LLC, as pledgor, and the Indenture Trustee, as secured party.

4.7	Asset Representations Review Agreement, dated as of October 12, 2016, among the Trust, as issuer, TMCC, as servicer and administrator and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1*	Depositor Certification, dated October 4, 2016 for shelf offerings of asset-backed securities.

_____________
* Previously filed on Form 8-K on October 6, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By: /s/ Cindy Wang
Name: Cindy Wang Title: Secretary

Date: October 12, 2016